(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2002


The Municipal Fund
Accumulation
Program, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Municipal Fund Accumulation Program is only open to holders of units of Municipal Investment Trust Funds and Defined Assets Funds--Municipal Insured Series for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Municipal Fund Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



The Municipal Fund Accumulation Program, Inc.
To Our Shareholders:


For the six months ended June 30, 2002, The Municipal Fund Accumulation Program Inc.'s net annualized yield was 7.20%. The Program's total investment return for the six-month period ended June 30, 2002 was +3.59%, based on a change in per share net asset value from $16.96 to $17.12, and assuming reinvestment of $0.442 per share income dividends. (Complete performance information can be found on page 4 of this report to shareholders.)


The Municipal Market Environment
During the six months ended June 30, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak U.S. equity markets generally supported fixed income products. By the end of January 2002, the Federal Reserve Board ended its series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while U.S. economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has generally risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter U.S. gross domestic product growth was revised higher to 1.7%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term U.S. Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During the past few months, however, bond yields reversed their course to move sharply lower. First quarter 2002 gross domestic product activity was recently finalized at 6.1%, considerably above the level of economic growth seen in late 2001. A number of economic indicators, such as housing activity, consumer spending and recent employment trends have pointed to, at least, a moderate economic recovery for the remainder of 2002. Steady, dramatic declines in U.S. equity markets have led the majority of investors to conclude that the Federal Reserve Board is now unlikely to raise short-term interest rates for the remainder of 2002. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe haven of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%. Over the last six months, long-term U.S. Treasury bond yields rose approximately 5 basis points (0.05%).

Municipal bond prices displayed a pattern similar to their taxable counterparts during the six-month period ended June 30, 2002. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During the last three months, tax-exempt bond yields generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances also have been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. For the six-month period ended June 30, 2002, long-term municipal revenue bond yields stood at 5.41%, a decline of almost 20 basis points.

Solid investment demand during the past six months has allowed the tax-exempt market to outperform its taxable counterpart in recent months. Reports stated that thus far in 2002 municipal bond fund net cash flows remained very strong exceeding $5.9 billion, up more than 40% compared to the same period in 2001. Additionally, in January and February 2002, investors received almost $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of this money was likely reinvested in tax-exempt products. Perhaps, more importantly, short-term municipal interest rates continued to move lower in response to Federal Reserve Board actions. In reaction to the Federal Reserve Board interest rate reductions, short-term municipal interest rates declined to the 1%--1.5% range. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. Also, analysts forecast that investors will receive approximately an additional $75 billion during June--August 2002 from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that this money will continue to support the municipal bond market's currently strong technical environment.

Interest rates are likely to remain near current levels as U.S. economic conditions are expected to remain relatively weak.
However, going forward, business activity is likely to accelerate, perhaps significantly. Federal aid packages in response to the September 11, 2001 attacks in New York City and Washington, DC were sizable. Airline assistance packages, involving Federal grants and loan guarantees, were also substantial and are likely to continue. The military response to the initial terrorist attacks and ongoing military presence in the Middle East will continue to require significant increases in Defense Department spending. Eventually, this increased governmental spending should result in accelerated U.S. economic activity, especially in the construction and defense industries. This governmental stimulus, in conjunction with the monetary actions taken by the Federal Reserve Board, can be expected to generate significant increases in U.S. gross domestic product growth some time later in 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of this year can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
Despite further market gains during the six months ended June 30, 2002, a competitive distribution yield largely offset the more defensive investment stance that we recently adopted. In positioning the portfolio for higher interest rates, some potential gains were sacrificed in exchange for a lower degree of interest rate risk and volatility. We undertook a number of measures to accomplish this goal including a reduction in the average maturity of the portfolio and the implementation of a modest hedge employing 10-year U.S. Treasury note futures. While cash reserves were minimal for the period, fully 50% of the Program's holdings are set to mature in less than 20 years. Our decision to allocate portfolio assets accordingly reflected the shape of the municipal yield curve and our recognition that approximately 90%--95% of the yield available on 30-year municipal bonds can be derived by investing in the 15-year--20-year sector. In light of a generally cautious investment outlook, this appeared to be a reasonable tradeoff, given the lower degree of interest rate risk achieved by investing in shorter maturities.

With the foregoing strategy in mind, our efforts were also directed toward maintaining the Program's competitive income distribution by modestly raising the credit risk profile of the portfolio. This was accomplished through selective increases in exposure to low investment-grade health care and industrial development bonds. Municipal credit spreads remain attractive compared to historical averages and, within the context of a recovering economy, represented a good value and should offer solid total return prospects in the coming months. In addition, many of the portfolio's housing bonds were subject to prepayment calls that occur when individuals holding the underlying mortgages refinance or sell their homes. Such prepayments typically happen at a time when interest rates are low, thus requiring us to invest the proceeds from the called bonds in lower-yielding investments. Therefore, reinvestment generally entails accepting a reduced income stream; however, given the favorable risk/reward ratio presently in the market, the effect of these prepayments on the overall portfolio was limited by reinvesting in low investment-grade municipal bonds. Nevertheless, we continued to be mindful of the relatively conservative approach that has characterized our investment practice in past years. More than 80% of the portfolio's assets were rated in the top three rating categories with close to 50% of the Program's assets rated AAA/Aaa by at least one of the major rating agencies. We implemented our strategy as a means to capture perceived value in the marketplace and as such, it does not reflect a departure from past practices.

Caution will continue to characterize the Program's investment stance during the next six months as prospects for heavy new-issue municipal volume will put pressure on a market expected to weaken against the backdrop of a strengthening economy. Barring any major change, we do not anticipate any significant alteration in portfolio duration. As evidenced by recent favorable performance results when interest rates rose, we believe the Program is positioned appropriately, given our investment outlook. However, to the extent that fixed income markets remain buoyant, we expect that the Program may not be able to provide enhanced results.


In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



August 9, 2002



The Municipal Fund Accumulation Program, Inc.
About Fund Performance


None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Recent Performance Results

                                                    6-Month        12-Month     Standardized
As of June 30, 2002                               Total Return   Total Return   30-Day Yield
The Municipal Fund Accumulation Program, Inc.*        +3.59%         +5.20%        4.77%
Lehman Brothers Municipal Bond Index**                +4.64          +6.92           --

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.


Average Annual Total Return


Period Covered                                  % Return

One Year Ended 6/30/02                           +5.20%
Five Years Ended 6/30/02                         +4.24
Ten Years Ended 6/30/02                          +5.13


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002                                                                  (in Thousands)

                S&P     Moody's      Face
State          Rating    Rating     Amount                            Issue                                          Value
Alabama--       NR*      Aaa       $ 3,315   Alabama HFA, S/F Mortgage Revenue Refunding Bonds
1.7%                                         (College Home Mortgage Bond Program), Series B-1, 6.65%
                                             due 10/01/2025                                                        $  3,453
                BBB      Baa2          500   Mobile, Alabama, Industrial Development Board, Environmental
                                             Improvement Revenue Refunding Bonds (International Paper
                                             Company Project), AMT, Series A, 6.35% due 5/15/2016                       516
                BBB      Baa2        2,500   Selma, Alabama, IDB, Environmental Improvement Revenue
                                             Refunding Bonds (International Paper Company Project), AMT,
                                             Series A, 6.70% due 2/01/2018                                            2,629

Arizona--       BBB      Baa2        2,000   Arizona Health Facilities Authority Revenue Bonds (Catholic
0.5%                                         Healthcare West), Series A, 6.625% due 7/01/2020                         2,098

Arkansas--      A+       NR*           250   North Little Rock, Arkansas, Health Facilities Board, Health
0.2%                                         Care Revenue Bonds (Baptist Health), 5.50% due 7/01/2016                   256
                BBB      Baa2          500   Pine Bluff, Arkansas, Environmental Improvement Revenue
                                             Refunding Bonds (International Paper Company Project), AMT,
                                             Series A, 6.70% due 8/01/2020                                              528

California--                                 California Rural Home Mortgage Finance Authority, S/F Mortgage
4.3%                                         Revenue Bonds (Mortgage-Backed Securities Program), AMT, Class 5:
                AAA      NR*         4,090     Series C, 6.75% due 3/01/2029                                          4,434
                AAA      NR*         1,725     Series D, 6.70% due 5/01/2029 (j)(k)                                   1,868
                AAA      NR*         3,115   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                             Revenue Refunding Bonds (Mortgage-Backed Securities Program),
                                             AMT, Series A-2, 7% due 9/01/2029 (j)(k)                                 3,331
                A        A1          7,000   Chula Vista, California, IDR, Refunding (San Diego Gas &
                                             Electric Co.), AMT, Series A, 6.75% due 3/01/2023                        7,241

Colorado--      NR*      Aa2         2,185   Colorado HFA, Revenue Bonds (S/F Program), Series B-3,
6.5%                                         6.55% due 10/01/2016                                                     2,393
                                             Colorado HFA, Revenue Refunding Bonds (S/F Program):
                NR*      Aa2         1,940     AMT, Senior Series A-2, 7.50% due 4/01/2031                            2,216
                AA       Aa2           780     AMT, Senior Series B-2, 7.10% due 4/01/2017                              872
                AA       Aa2         4,865     AMT, Senior Series B-2, 7.25% due 10/01/2031                           5,469
                AA       Aa2         2,885     AMT, Senior Series C-2, 7.25% due 10/01/2031                           3,240
                NR*      Aa2           850     Senior Series A-3, 7.35% due 10/01/2030                                  966
                NR*      Aa2         3,380     Senior Series C-3, 6.75% due 10/01/2021                                3,779
                AA       Aa2         1,330     Senior Series C-3, 7.15% due 10/01/2030                                1,500



Portfolio Abbreviations


To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT        Alternative Minimum Tax (subject to)
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (continued)                                                      (in Thousands)

                S&P     Moody's      Face
State          Rating    Rating     Amount                            Issue                                          Value
Colorado        AA-      Aa3       $ 2,500   Colorado Health Facilities Authority, Revenue Refunding Bonds
(concluded)                                  (Catholic Health Initiatives), 5.50% due 9/01/2017                    $  2,596
                AAA      Aaa         2,225   Larimer County, Colorado, School District Number R-1, Poudre,
                                             GO, 6% due 12/15/2017 (b)                                                2,487

Connecticut--                                Connecticut State Health and Educational Facilities Authority,
3.1%                                         Revenue Refunding Bonds:
                AA       NR*         5,025     DRIVERS, Series 215, 11.49% due 6/01/2030 (l)                          6,158
                AA       Baa3        5,710     (University of Hartford), Series E, 5.50% due 7/01/2022                6,002

District of     AAA      NR*         5,000   District of Columbia, GO, Refunding, DRIVERS, Series 214,
Columbia--                                   10.42% due 6/01/2026 (e)(l)                                              5,636
1.4%

Florida--4.1%   AA       NR*         1,900   Beacon Tradeport Community, Florida, Development District,
                                             Special Assessment Revenue Refunding Bonds (Commercial
                                             Project), Series A, 5.25% due 5/01/2016                                  1,970
                                             Broward County, Florida, GO, Refunding, Series A:
                AA+      Aa1         3,750     5.25% due 1/01/2020                                                    3,865
                AA+      Aa1         3,250     5.25% due 1/01/2021                                                    3,337
                NR*      NR*         5,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                             Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030             4,530
                NR*      Aaa         2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds,
                                             Series A, 6.40% due 1/01/2031 (e)                                        2,561

Idaho--1.2%     BBB-     Ba1         5,000   Power County, Idaho, Industrial Development Corporation,
                                             Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                             AMT, 6.45% due 8/01/2032                                                 4,716

Illinois--      AAA      NR*         5,260   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A,
2.7%                                         7.15% due 9/01/2031 (j)                                                  5,938
                                             Illinois Development Finance Authority Revenue Bonds:
                BBB      NR*         3,140     (Community Rehabilitation Providers Facility), Series A,
                                               6.50% due 7/01/2022                                                    3,176
                AAA      Aaa           660     Series B, 6.40% due 9/01/2031 (d)                                        703
                BBB      NR*         1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                             (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                   1,038

Indiana--       AA       Aa2         1,000   Indiana State Office Building Commission, Capital Complex
4.6%                                         Revenue Refunding Bonds (State Office Building-II Facility),
                                             Series D, 6.90% due 7/01/2011                                            1,175
                AAA      Aaa         6,500   Indiana Transportation Finance Authority, Airport Facilities,
                                             Lease Revenue Refunding Bonds, Series A, 5% due 11/01/2016 (a)           6,593
                AA       NR*         1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                   1,953
                NR*      Ba1         2,500   Jasper County, Indiana, Economic Development Revenue Refunding
                                             Bonds (Georgia Pacific Corporation Project), AMT, 6.70% due
                                             4/01/2029                                                                2,375
                AAA      NR*         6,000   MSD Warren Township, Indiana, Vision 2005, School Building
                                             Corporation Revenue Bonds, First Mortgage, 5.50% due
                                             7/15/2020 (b)                                                            6,242

Kansas--        NR*      Aaa         9,225   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds,
4.2%                                         AMT, Series A-1, 6.95% due 6/01/2029 (i)                                10,440
                A+       NR*         2,500   Witchita, Kansas, Hospital Facilities Revenue Refunding and
                                             Improvement Bonds, Series III, 6.25% due 11/15/2019                      2,701
                BBB+     A3          3,350   Wyandotte County, Kansas, Kansas City Unified Government
                                             Revenue Refunding Bonds (General Motors Corporation Project),
                                             6% due 6/01/2025                                                         3,420



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (continued)                                                      (in Thousands)

                S&P     Moody's      Face
State          Rating    Rating     Amount                            Issue                                          Value
Louisiana--                                  Louisiana Local Government, Environmental Facilities,
4.6%                                         Community Development Authority Revenue Bonds:
                NR*      Baa3      $ 1,635     (Air Cargo), AMT, 6.65% due 1/01/2025                               $  1,651
                AAA      Aaa        10,000     (Capital Projects and Equipment Acquisition), Series A,
                                               6.30% due 7/01/2030 (a)                                               11,472
                AAA      Aaa         2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due
                                             10/01/2016 (a)                                                           3,182
                BBB      Baa2        2,000   Rapides Finance Authority, Louisiana, Environmental
                                             Improvement Revenue Bonds (International Paper Company
                                             Project), AMT, Series A, 6.55% due 11/15/2023                            2,078

Massachusetts   AAA      Aaa         2,575   Massachusetts State Health and Educational Facilities
--2.0%                                       Authority Revenue Bonds (Medical Center of Central
                                             Massachusetts), CARS, Series B, 11.42% due 6/23/2022 (l)                 3,133
                BBB      NR*         1,000   Massachusetts State Industrial Finance Agency, Higher
                                             Education Revenue Refunding Bonds (Hampshire College Project),
                                             5.625% due 10/01/2012                                                    1,028
                NR*      Aaa         3,500   Massachusetts State Port Authority, Special Facilities Revenue
                                             Bonds, AMT, DRIVERS, Series 226, 9.76% due 1/01/2017 (a)(l)              3,753

Michigan--      AAA      Aaa         2,000   Michigan State Strategic Fund, Limited Obligation Revenue
0.6%                                         Refunding Bonds (Detroit Edison Company), Series BB, 7%
                                             due 5/01/2021 (a)                                                        2,494

Minnesota--     AA+      Aa1         2,165   Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT,
0.6%                                         Series M, 6.70% due 7/01/2026                                            2,243

Mississippi--   BBB      Baa2        1,700   Warren County, Mississippi, Environmental Improvement
0.5%                                         Revenue Refunding Bonds (International Paper Company Project),
                                             AMT, Series B, 6.75% due 8/01/2021                                       1,788

Missouri--      NR*      Aaa         2,695   Kansas City, Missouri, Metropolitan Community Colleges
1.3%                                         Building Corporation, Leasehold Revenue Refunding and
                                             Improvement Bonds (Junior College), 5.50% due 7/01/2016 (b)              2,892
                AAA      Aaa         2,200   Saint Louis, Missouri, Airport Revenue Bonds (Airport
                                             Development Program), Series A, 5.625% due 7/01/2019 (e)                 2,336

Montana--       NR*      A2          6,000   Montana State Higher Education, Student Assistance Corporation,
1.6%                                         Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                             due 12/01/2032                                                           6,224

Nevada--        AAA      Aaa         5,000   Clark County, Nevada, IDR (Power Company Project), AMT,
1.9%                                         Series A, 6.70% due 6/01/2022 (b)                                        5,117
                                             Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
                AAA      Aaa           165     6.10% due 10/01/2014                                                     178
                AAA      Aaa           245     6.30% due 10/01/2019                                                     263
                AAA      Aaa           320     6.75% due 10/01/2024                                                     348
                AAA      Aaa           225     7% due 10/01/2029                                                        247
                AAA      Aaa         1,240   Nevada Housing Division, S/F Program, AMT, Senior Series E,
                                             7.05% due 4/01/2027 (c)                                                  1,287

New Jersey--    AAA      Aaa         5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
4.4%                                         Corporation), 6.50% due 7/01/2024 (d)                                    5,491
                AAA      Aaa         3,680   New Jersey EDA, State Lease Revenue Bonds (State Office
                                             Buildings Projects), 6% due 6/15/2016 (a)                                4,128
                NR*      Baa1        3,130   New Jersey Health Care Facilities Financing Authority
                                             Revenue Bonds (South Jersey Hospital), 6% due 7/01/2026                  3,131
                AAA      Aaa         1,500   New Jersey State Housing and Mortgage Finance Agency,
                                             M/F Housing Revenue Refunding Bonds, Series B, 6.25% due
                                             11/01/2026                                                               1,606
                                             New Jersey State Transit Corporation, COP (Federal Transit
                                             Administration Grants), Series A (a)(g):
                AAA      Aaa         1,600     6.125% due 9/15/2009                                                   1,854
                AAA      Aaa         1,000     6.125% due 9/15/2009                                                   1,159



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (continued)                                                      (in Thousands)

                S&P     Moody's      Face
State          Rating    Rating     Amount                            Issue                                          Value
New York--      AA+      Aa2       $ 8,500   New York City, New York, City Transitional Finance Authority
11.1%                                        Revenue Bonds, Future Tax Secured, Series B, 6% due 11/15/2010        $  9,748
                                             New York City, New York, GO, Refunding, Series A:
                AAA      NR*         3,080     6.50% due 5/15/2017                                                    3,536
                AAA      Aaa        10,075     6.25% due 5/15/2026                                                   11,166
                A+       NR*         1,500   New York State Dormitory Authority, Lease Revenue Bonds
                                             (State University Dormitory Facilities), Series A, 6.25%
                                             due 7/01/2020                                                            1,686
                AAA      Aaa           750   New York State Dormitory Authority Revenue Bonds
                                             (New York University), Series A, 6% due 7/01/2019 (e)                      862
                                             New York State Dormitory Authority, Revenue Refunding Bonds:
                NR*      Aa3         3,745     (Concord Nursing Home Inc.), 6.25% due 7/01/2016                       4,077
                NR*      Aa3         2,500     (Concord Nursing Home Inc.), 6.50% due 7/01/2029                       2,708
                BBB-     Baa2        3,000     (Mount Sinai Health), Series A, 6.50% due 7/01/2016                    3,284
                BBB-     Baa2        3,950     (Mount Sinai Health), Series A, 6.50% due 7/01/2025                    4,215
                AA       NR*         2,285   Oneida County, New York, IDA, Revenue Bonds (Civic
                                             Facility-Faxton Hospital), Series C, 6.625% due 1/01/2015                2,623

North                                        North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                   Revenue Refunding Bonds:
4.9%            AAA      Aaa         1,330     Series A, 6.50% due 1/01/2018 (f)                                      1,612
                A        Baa3        4,440     Series D, 6.70% due 1/01/2019                                          4,852
                                             North Carolina Municipal Power Agency Number 1, Catawba
                                             Electric Revenue Refunding Bonds, Series B:
                BBB+     Baa1        5,000     6.50% due 1/01/2020                                                    5,265
                A        NR*         2,500     6.50% due 1/01/2020                                                    2,689
                                             Raleigh-Durham, North Carolina, Airport Authority, Airport
                                             Revenue Bonds, Series A (b):
                NR*      Aaa         2,320     5.25% due 11/01/2016                                                   2,441
                NR*      Aaa         2,250     5.25% due 11/01/2017                                                   2,349

South           BBB+     Baa2        2,450   Medical University, South Carolina, Hospital Authority,
Carolina--                                   Hospital Facility Revenue Refunding Bonds, 6.50% due 8/15/2032           2,430
2.2%                                         Piedmont Municipal Power Agency, South Carolina, Electric
                                             Revenue Refunding Bonds (b):
                AAA      Aaa         3,000     6.75% due 1/01/2019                                                    3,599
                AAA      Aaa           320     Series A, 6.50% due 1/01/2014 (f)                                        386
                AAA      Aaa         1,890     Series A, 6.50% due 1/01/2014 (f)                                      2,231

Tennessee--     BBB+     Baa1        3,500   Shelby County, Tennessee, Health, Educational and Housing
0.9%                                         Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                             Healthcare), 6.50% due 9/01/2026                                         3,591

Texas--18.5%                                 Austin, Texas, Convention Enterprises Inc., Convention Center
                                             Revenue Bonds, Trust Certificates, Second Tier, Series B:
                AA-      Aa3        10,700     5.75% due 1/01/2016                                                   11,270
                AA-      Aa3         6,740     6% due 1/01/2023                                                       7,100
                AAA      Aaa         5,330   Austin, Texas, Revenue Bonds (Town Lake Community Events
                                             Center Venue), 6.20% due 11/15/2029 (b)                                  5,760
                A        A3          4,000   Brazos River, Texas, Harbor Navigation District, Brazoria
                                             County Environmental Revenue Refunding Bonds (Dow Chemical
                                             Company Project), AMT, Series A-7, 6.625% due 5/15/2033                  4,168
                AAA      NR*         8,125   Dallas-Fort Worth, Texas, International Airport Revenue
                                             Bonds, DRIVERS, AMT, Series 201, 10.38% due 11/01/2024 (b)(l)            9,005
                AA       Baa2        3,500   Gregg County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                             6.375% due 10/01/2025                                                    3,814
                                             Harris County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds:
                A1+      NR*         2,500     (Methodist Hospital), VRDN, 1.85% due 12/01/2025 (h)                   2,500
                AA       NR*         2,500     (Saint Luke's Episcopal Hospital), Series A, 5.625%
                                               due 2/15/2017                                                          2,594



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 2002 (concluded)                                                      (in Thousands)

                S&P     Moody's      Face
State          Rating    Rating     Amount                            Issue                                          Value
Texas           BBB+     Baa1      $ 2,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
(concluded)                                  Semiconductor), AMT, 6.95% due 4/01/2030                              $  2,090
                BBB      Baa2        7,350   Matagorda County, Texas, Port of Bay City Authority Revenue
                                             Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026         7,364
                AAA      Aaa         4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                             Electric Company Project), 6.55% due 10/01/2002 (b)(g)                   4,856
                NR*      Aaa         7,310   South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                             Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031                        8,276
                AA       Aa1         1,790   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                             Series A, 7% due 12/01/2025                                              1,867
                AAA      Aaa         2,305   Webster, Texas, GO, COP, Series A, 6% due 3/01/2021 (d)                  2,488

Virginia--      AA       Aa2         4,500   Henrico County, Virgina, IDA, Public Facility Lease Revenue
1.3%                                         Bonds, 7% due 8/01/2005 (g)(m)                                           5,182

Washington--    NR*      Aa1         1,750   Kitsap County, Washington, School District Number 400, North
2.5%                                         Kitsap, GO, Refunding, 5.50% due 12/01/2015                              1,890
                AAA      NR*         3,875   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                             RIB, Series 512X, 9.94% due 1/01/2017 (d)(l)                             4,508
                AAA      Aaa         3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                             12/01/2004 (a)(g)                                                        3,409

West            AAA      Aaa         6,050   West Virginia State Housing Development Fund, Housing Finance
Virginia--                                   Revenue Bonds, Series A, 6.20% due 5/01/2018                             6,483
1.6%

Wyoming--       BBB-     Ba1         5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
1.3%                                         (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024               4,993

Puerto Rico--   NR*      Aaa         7,770   Puerto Rico Public Finance Corporation Revenue Bonds, RIB,
2.2%                                         Series 519X, 9.624% due 8/01/2018 (e)(l)                                 8,866

                                             Total Investments (Cost--$370,981)--98.5%                              389,317
                                             Variation Margin on Financial Futures Contracts**--0.0%                     38
                                             Other Assets Less Liabilities--1.5%                                      5,909
                                                                                                                  ---------
                                             Net Assets--100.0%                                                   $ 395,264
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(i)GNMA Collateralized.
(j)FNMA/GNMA Collateralized.
(k)FHLMC Collateralized.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(m)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of June 30, 2002 were as follows:

                                                  (in Thousands)
Number of                           Expiration
Contracts        Issue                 Date            Value

  410     U.S. Treasury Bonds     September 2002     $   43,966
                                                     ----------
Total Financial Futures Contracts Sold
(Total Contract Price--$43,268)                      $   43,966
                                                     ==========

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 2002

Assets:
Investments, at value (identified cost--$370,981,322)                                                          $389,317,128
Cash                                                                                                                288,828
Receivables:
  Interest                                                                                   $  7,551,111
  Securities sold                                                                               5,263,724
  Variation margin                                                                                 38,438
  Capital shares sold                                                                               5,995        12,859,268
                                                                                             ------------
Prepaid registration fees and other assets                                                                           43,049
                                                                                                               ------------
Total assets                                                                                                    402,508,273
                                                                                                               ------------

Liabilities:
Payables:
  Securities purchased                                                                          6,638,147
  Capital shares redeemed                                                                         157,881
  Investment adviser                                                                              151,437         6,947,465
                                                                                             ------------
Accrued expenses and other liabilities                                                                              297,006
                                                                                                               ------------
Total liabilities                                                                                                 7,244,471
                                                                                                               ------------

Net Assets                                                                                                     $395,263,802
                                                                                                               ============

Net Assets Consist of:
Common Stock, $.01 par value, 100,000,000 shares authorized                                                    $    230,861
Paid-in capital in excess of par                                                                                409,461,711
Undistributed investment income--net                                                         $    899,459
Accumulated realized capital losses on investments--net                                      (32,965,754)
Unrealized appreciation on investments--net                                                    17,637,525
                                                                                             ------------
Total accumulated losses--net                                                                                  (14,428,770)
                                                                                                               ------------

Net Assets:
Equivalent to $17.12 per share based on 23,086,071 shares outstanding                                          $395,263,802
                                                                                                               ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 2002

Investment Income:
Interest                                                                                                       $ 11,751,874

Expenses:
Investment advisory fees                                                                     $    984,645
Transfer agent fees                                                                               380,067
Accounting services                                                                                70,906
Printing and shareholder reports                                                                   30,117
Professional fees                                                                                  24,083
Registration fees                                                                                  15,454
Custodian fees                                                                                     14,696
Pricing services                                                                                    8,976
Directors' fees and expenses                                                                        6,454
Other                                                                                              16,067
                                                                                             ------------
Total expenses                                                                                                    1,551,465
                                                                                                               ------------
Investment income--net                                                                                           10,200,409
                                                                                                               ------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                                                 (713,369)
Change in unrealized appreciation on investments--net                                                             4,551,399
                                                                                                               ------------
Total realized and unrealized gain on investments--net                                                            3,838,030
                                                                                                               ------------

Net Increase in Net Assets Resulting from Operations                                                           $ 14,038,439
                                                                                                               ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statements of Changes in Net Assets


                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                          June 30, 2002    Dec. 31, 2001
Operations:
Investment income--net                                                                       $ 10,200,409      $ 20,586,623
Realized gain (loss)on investments--net                                                         (713,369)           435,165
Change in unrealized appreciation/depreciation on investments--net                              4,551,399       (8,930,648)
                                                                                             ------------      ------------
Net increase in net assets resulting from operations                                           14,038,439        12,091,140
                                                                                             ------------      ------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                       (10,308,659)      (20,597,212)
Realized gain on investments--net                                                                      --          (90,422)
                                                                                             ------------      ------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (10,308,659)      (20,687,634)
                                                                                             ------------      ------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                         (13,851,135)      (16,509,073)
                                                                                             ------------      ------------

Net Assets:
Total decrease in net assets                                                                 (10,121,355)      (25,105,567)
Beginning of period                                                                           405,385,157       430,490,724
                                                                                             ------------      ------------
End of period*                                                                               $395,263,802      $405,385,157
                                                                                             ============      ============

*Undistributed investment income--net                                                        $    899,459      $  1,007,709
                                                                                             ============      ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights


The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share Operating Performance:
Net asset value, beginning of period                           $  16.96     $  17.33     $  16.35     $  18.50     $  19.22
                                                               --------     --------     --------     --------     --------
Investment income--net                                            .44**          .85          .85          .79          .88
Realized and unrealized gain (loss) on investments--net             .16        (.37)          .98       (2.00)          .12
                                                               --------     --------     --------     --------     --------
Total from investment operations                                    .60          .48         1.83       (1.21)         1.00
                                                               --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net                                          (.44)        (.85)        (.85)        (.79)        (.88)
  Realized gain on investments--net                                  --         --++           --           --        (.84)
  In excess of realized gain on investments--net                     --           --           --        (.15)           --
                                                               --------     --------     --------     --------     --------
Total dividends and distributions                                 (.44)        (.85)        (.85)        (.94)       (1.72)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period                                 $  17.12     $  16.96     $  17.33     $  16.35     $  18.50
                                                               ========     ========     ========     ========     ========

Total Investment Return:
Based on net asset value per share                            3.59%++++        2.81%       11.57%      (6.77%)        5.35%
                                                               ========     ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses                                                          .79%*         .82%         .79%         .79%         .76%
                                                               ========     ========     ========     ========     ========
Investment income--net                                           5.18%*        4.89%        5.06%        4.47%        4.54%
                                                               ========     ========     ========     ========     ========

Supplemental Data:
Net assets, end of period (in thousands)                       $395,264     $405,385     $430,491     $432,433     $525,583
                                                               ========     ========     ========     ========     ========
Portfolio turnover                                                  22%          76%         111%         222%         178%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Based on average shares outstanding.
++Amount is less than $.01 per share.
++++Aggregate total investment return.

See Notes to Financial Statements.



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Derivative financial instruments--The Program may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Program is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Program may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Program deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Program agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Program as unrealized gains or losses. When the contract is closed, the Program records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., Prudential Securities, Inc., Morgan Stanley Dean Witter Reynolds
Inc. and Salomon Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to ..20%, on an annual basis, of the Program's average daily net assets.

For the six months ended June 30, 2002, the Program reimbursed FAM $7,611 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $85,646,982 and $96,828,649, respectively.

Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

                                       Realized         Unrealized
                                        Gains             Gains
                                       (Losses)          (Losses)

Long-term investments               $     21,744       $ 18,335,806
Financial futures contracts            (735,113)          (698,281)
                                    ------------       ------------
Total                               $  (713,369)       $ 17,637,525
                                    ============       ============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $18,335,806, of which $19,198,054 related to appreciated securities and $862,248 related to depreciated securities. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $370,981,322.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                        Dollar
Ended June 30, 2002                       Shares          Amount

Shares sold                              498,904      $   8,514,645
Shares issued to shareholders in
reinvestment of dividends                554,243          9,444,370
                                    ------------      -------------
Total issued                           1,053,147         17,959,015
Shares redeemed                      (1,862,858)       (31,810,150)
                                    ------------      -------------
Net decrease                           (809,711)      $(13,851,135)
                                    ============      =============



For the Year Ended                                        Dollar
December 31, 2001                         Shares          Amount

Shares sold                            1,590,897      $  27,357,305
Shares issued to shareholders in
reinvestment of dividends and
distributions                          1,105,658         19,043,056
                                    ------------      -------------
Total issued                           2,696,555         46,400,361

Shares redeemed                      (3,646,020)       (62,909,434)
                                    ------------      -------------
Net decrease                           (949,465)      $(16,509,073)
                                    ============      =============



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Program, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Program did not borrow under the credit agreement during the six months ended June 30, 2002.


6. Capital Loss Carryforward:
On December 31, 2001, the Program had a net capital loss carryforward of $30,985,159, of which $12,553,988 expires in 2007 and $18,431,171 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On July 15, 2002, a tax-exempt income dividend of $.069509 was declared. The dividend was paid on July 15, 2002, to shareholders of record as of July 15, 2002.




The Municipal Fund Accumulation Program, Inc.
Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Roscoe S. Suddarth--Director
Richard R. West--Director
Edward D. Zinbarg--Director
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Theodore R. Jaeckel Jr.--Vice President
Donald C. Burke--Vice President and Treasurer
Alice A. Pellegrino--Secretary


Custodian and Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10007